EXHIBIT 99.3

National Penn Bancshares, Inc.
Merger and Acquisition Experience
Bank Director Magazine
“Acquire or Be Acquired” Conference
January 27, 2008

Safe Harbor Regarding Forward Looking Statements
This presentation contains forward-looking information about National Penn Bancshares, Inc. (National Penn),
KNBT Bancorp, Inc. (KNBT), and the combined operations of National Penn and KNBT after the merger, that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities
Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will,“
"should,'' "project," "plan,'' "seek,“ ”continue, "intend,'' or "anticipate'' or the negative thereof or comparable terminology, and include discussions of strategy, financial projections and estimates and their underlying assumptions, statements regarding plans, objectives, expectations or consequences of the transactions, and statements about the future performance, operations, products and services of the companies and their subsidiaries. National Penn and KNBT caution readers not to place undue reliance on these statements.
National Penn’s and KNBT’s businesses and operations, as well as their combined business and operations following the merger, are and will be subject to a variety of risks, uncertainties and other factors. Consequently, their actual results and experience may materially differ from those contained in any forward-looking statements.
Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: ineffectiveness of their business strategy due to changes in current or future market conditions; the effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services;
interest rate movements; inability to achieve merger-related synergies; difficulties in integrating distinct business operations, including information technology difficulties; disruption from the transaction making it more difficult to maintain relationships with customers and employees, and challenges in establishing and maintaining operations in new markets; volatilities in the securities markets; and deteriorating economic conditions.
The foregoing review of important factors should be read in conjunction with the other cautionary statements and risk factors included in National Penn’s and KNBT’s annual, quarterly and current reports and other filings with the SEC. See the slides entitled “Additional Information About The National Penn/KNBT Transaction” included in this presentation. Neither National Penn nor KNBT makes any commitment to publicly release any revision or update to any forward-looking statements to reflect events or circumstances occurring after the date any forward
-looking statement is made or to reflect the occurrence of unanticipated events.

Additional Information about the National Penn/KNBT Transaction
National Penn has filed a registration statement on Form S-4 in connection with the KNBT transaction, and National Penn and KNBT have mailed a joint proxy statement/prospectus to their respective shareholders in connection with the transaction. Shareholders and investors are urged to read the joint proxy statement/prospectus because it contains important information about National Penn, KNBT and the transaction. You may obtain a free copy of the joint proxy statement/prospectus as well as other filings containing information about National Penn and KNBT, at the SEC's web site at
www.sec.gov. A free copy of the joint proxy statement/prospectus, and the filings with the
SEC that will be incorporated by reference in the joint proxy statement/prospectus, may also be obtained from National Penn or KNBT, by directing the request to either of the following persons:
 Ms. Sandra L. Spayd           Mr. Eugene Sobol
 Corporate Secretary      SEVP and Chief Financial Officer
 National Penn Bancshares, Inc.       KNBT Bancorp, Inc.
 Philadelphia and Reading Avenues        90 Highland Avenue
 Boyertown, PA 19512       Bethlehem, PA 18017
 (610) 369-6202      (610) 807-5888

National Penn’s Company Profile
December 31, 2007
Asset Size: $5.8 Billion
Primary Market Area: Southeastern, PA
Number of Offices: 82
Nasdaq Symbol: NPBC

National Penn’s Company Profile
Pro-forma, including CBT and KNBT
Asset Size: $8.9 Billion
Trust AUM or Administration: $8.1 Billion
Primary Market Area: Southeastern, PA
Number of Offices: 138

National Penn
KNBT
Scranton
Harrisburg
Lancaster
Trenton
Camden
Vineland
Dover
Frederick
Towson
Baltimore
Germantown
Aspen Hill
Gaithersburg
Wayne
Clifton
Newark
New York
Edison
Elizabeth

NATIONAL PENN

Source: SNL Financial. Results shown pro-forma for the impact of NPBC’s announced acquisitions of KNBT Bancorp, Inc. and Christiana Bank & Trust Co.
National Penn’s Future
A Stronger Presence in Pennsylvania

$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
86.7%
51.2%
52.1%
99.2%
61.9%
100.0%
2002
2003
2004
2005
2006
2007
Base Assets
Acquisition
Organic

NATIONAL PENN

5-Year Total Asset CAGR: 15.29%
(in thousands)
National Penn’s
Balanced Growth Strategy
Percent Organic Growth

National Penn’s
Acquisition Goals
1. Enhance EPS
2. Growth oriented market demographics
3. Enhance overall franchise value

National Penn’s
Acquisition Statistics
● 11 whole bank acquisitions (including KNBT)
● 5 branch deals
● 4 insurance agencies
● 1 wealth management company
 – Plus 5 significant wealth management operations of
 acquired banks

National Penn
Our Experience
● De Novos
● Insurance Agencies
● Wealth Management